LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
                                      (the "S&P 500 Fund")

                          Supplement to Prospectuses dated May 1, 2004


The following replaces the text describing the portfolio manager for the S&P 500 Fund under the section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISOR:

Jim May, a principal of State Street Global Advisors, is the manager for the S&P 500 Fund and has managed the Fund since November, 2004. Mr. May has been associated with State Street Global Advisors since 1991. A more complete description of SSgA FM is included in the Statement of Additional Information.





                                                                December 7, 2004